The AFL-CIO Housing Investment Trust (the “Trust”) 2023 Semi-Annual Report is now available. This report contains important information about the Trust, including performance summaries, portfolio holdings and financial statements. We encourage all Participants to access and review this material at their earliest convenience.

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Thank you for consenting to e-delivery of certain fund documents. An election for e-Delivery can be revised or revoked at any time. Please email IR@aflcio-hit.com for more information. In accordance with SEC rules, any Participant that opted into e-Delivery can request paper copies of the 2023 Semi-Annual Report by emailing IR@aflcio-hit.com or by calling the Trust’s Marketing & Investor Relations team toll-free at 202-331-8055. These materials will be provided free of charge. Absent an express request, however, consenting Participants will no longer receive paper reports.

Your continued support and participation in the HIT are very much appreciated. Should you have any questions, please do not hesitate to contact us.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037